Exhibit 10.41
[***] — Certain information in this exhibit have been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
FIFTH AMENDMENT
TO
AMENDED AND RESTATED
BOVINE VACCINE DISTRIBUTION AGREEMENT
This Fifth Amendment (“Fifth Amendment”) is entered into as of the 23rd day of December, 2010 (“Effective Date”) by and between DIAMOND ANIMAL HEALTH, INC., an Iowa corporation with offices at 2538 Southeast 43rd Street, Des Moines, Iowa 50317 (“Diamond”) and AGRI LABORATORIES, LTD., a Delaware corporation, with offices at 20927 State Route K, St. Joseph, Missouri 64505 (“Distributor”) as an amendment to that certain Amended and Restated Bovine Vaccine Distribution Agreement dated as of September 30, 2002 between Diamond and Distributor (the “Original Agreement”), as amended by that certain First Amendment dated as of September 20, 2004 (the “First Amendment”) that certain Second Amendment dated as of December 10, 2004 (the “Second Amendment”) that certain Third Amendment dated as of May 26, 2006 (the “Third Amendment”) and that certain Fourth Amendment dated as of November 16, 2007 (the “Fourth Amendment”) (collectively, the “Agreement”).
WHEREAS, Diamond and Distributor are parties to the Agreement providing for the distribution of certain bovine antigens; and
WHEREAS, as of the Effective Date, Diamond, Distributor [***];
WHEREAS, Diamond and Distributor desire to amend the Agreement to provide for the distribution of [***] and to document certain other amendments agreed upon by the parties, all on the terms and conditions of this Fifth Amendment.
NOW, THEREFORE, the parties agree as follows:
1. Definitions. Capitalized terms used herein shall have the meaning ascribed to them in the Agreement, unless otherwise defined herein. Capitalized terms defined in the Recitals to this Fifth Amendment are hereby incorporated by reference in the Agreement.
2. Pricing, Payment and Term Amendments.
(i) Price List. As of the Effective Date, Exhibit A of the Agreement is hereby deleted in its entirety and replaced with Exhibit A of this Fifth Amendment.

[***] — Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
(ii) Price Adjustments. Sections 3.02 and 3.03 of the Agreement are hereby deleted in their entirety and replaced with the following paragraphs:
3.02 Annual Price Adjustment. Purchase Prices for each Product set forth in Exhibit A shall be in effect for Products having specified delivery dates on or after the Effective Date. Diamond may increase Purchase Prices for each Product to be delivered in each subsequent Contract Year by written notice to Distributor within ninety (90) days prior to the end of the preceding Contract Year, taking into account factors including, but not limited to, cost changes, volume changes and plant utilization; provided that, such increase for any Contract Year, plus any increase in the preceding Contract Year pursuant to Section 3.03, shall not exceed [***] of the Purchase Price in effect at the beginning of the preceding Contract Year; provided that, [***], Diamond’s right to increase Purchase Prices under this Section 3.02 shall apply for every other Contract Year, beginning for Contract Year 2014, and applying for every other Contract Year thereafter. [***]
3.03 Cost Increases and Decreases. Diamond shall have the right, but not the obligation, to increase or decrease Purchase Prices by notice to Distributor in writing during any Contract Year by an amount equal to any cost increases or decreases for raw materials and packaging components for each Product to the extent such increases or decreases, individually or in the aggregate, would cause total finished cost of goods of such Product to increase or decrease by more than [***]. Upon Distributor’s request, Diamond will furnish reasonable supporting documentation therefor.
(iii) Additional Prepayments; [***]. The Agreement is hereby amended as of the Effective Date to add the following new Section 3.04(iv):
3.04(iv) (A) On or before the first day of each Contract Quarter beginning with the first (1st) Contract Quarter during Contract Year 2011 and continuing during the term of this Agreement, Distributor shall pay to Diamond an amount equal to the Minimum Prepayment, which amount shall be credited, effective upon issuance of Diamond invoices, against the invoice prices for all Products to be shipped in such Contract Year. For purposes of this Agreement, the “Minimum Prepayment” shall be an amount equal to [***]. Distributor shall not be required to make a Minimum Prepayment during the pendency of a regulatory order issued by the USDA as a result of Diamond’s negligent act or omission (a “USDA Shut Down Event”).

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(B) If [***]; provided that, Distributor shall not be obligated to make such payments for any Contract Year if: (1) a USDA Shut Down Event occurs and continues for more than one hundred twenty (120) days during such Contract Year or (2) Distributor has ordered Products for shipment in such Contract Year in an amount equal to or greater than [***] and Diamond has failed to fill such orders.
(C) If [***]. Distributor shall not be obligated to make such payments for any Contract Year if: (1) a USDA Shut Down Event occurs and continues for more than one hundred twenty (120) days during such Contract Year or (2) Distributor has ordered Products for shipment in such Contract in an amount equal to or greater than [***], and Diamond has failed to fill such orders.
(D) Diamond shall be entitled to retain any portion of the [***] shall not apply in any Contract Year in which a USDA Shut Down Event occurs and continues for more than one hundred twenty (120) days during such Contract Year. In any Contract Year in which [***].
(E) Notwithstanding any provision of the Agreement to the contrary, no [***] as those terms are defined and calculated in the Agreement.
(iv) Term Amendments. Section 6.01 of the Agreement is hereby deleted in its entirety and replaced with the following paragraph:
6.01 Term. The initial Term of this Agreement with respect to all Products shall be for a period commencing on the [***] and ending on December 15, 2015. This Agreement shall automatically renew after the initial Term with respect to all Products for additional renewal terms of one (1) year each, unless either party gives at least twelve (12) months written notice to the other prior to the expiration of the initial Term or any renewal Term that it does not wish to renew this Agreement with respect to such Products; provided that, the initial Term or any renewal Term shall be extended beyond the date it would otherwise be scheduled to expire as provided above by a number of days equal to the number of days, if any, that any stop sale order issued by Diamond was in effect prior to such scheduled expiration date.

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(v) Private Label Authority. Effective on the Effective Date, the Agreement shall be amended to add the following new Section 3.08:
3.08 Private Label. [***].
(vi) Pricing, Payment and Term Amendments. Without limiting the generality of the foregoing, the amendments set forth in this Section 2 shall become effective as set forth herein and remain in effect without regard to [***].
3. Contingent Provisions [***]. Effective on [***], the provisions of this Section 3 shall come into force and effect; provided that, [***], this Section 3 shall be void and of no force and effect whatsoever, but the remainder of this Fifth Amendment shall remain in full force and effect.
(i) [***] to Agreement. [***].
(ii) Term. Effective on [***], Section 6.01 of the Agreement shall be deleted in its entirety hereby and replaced with the following paragraph:
6.01 Term. The initial Term of this Agreement with respect to all Products other than [***] shall be for a period commencing on the [***] and ending on the seventh (7th) anniversary of [***]. This Agreement shall automatically renew after the initial Term with respect to all Products other than [***] for additional renewal terms of one (1) year each, unless either party gives at least twelve (12) months written notice to the other prior to the expiration of the initial Term or any renewal Term that it does not wish to renew this Agreement with respect to such Products; provided that, the initial Term or any renewal Term shall be extended beyond the date it would otherwise be scheduled to expire as provided above by a number of days equal to the number of days, if any, that any stop sale order issued by Diamond was in effect prior to such scheduled expiration date. The initial term of this Agreement with respect to [***] shall be for a period commencing on [***] and ending on the seventh (7th) anniversary of [***]. This Agreement shall automatically renew after the initial Term with respect to [***] for additional renewal terms of one (1) year each, unless either party gives at least twelve (12) months written notice to the other prior to the expiration of the initial Term or any renewal Term that it does not wish to renew this Agreement with respect to [***]; provided that, the initial Term or any renewal Term shall be extended beyond the date it would otherwise be scheduled to expire as provided above by a number of days equal to the number of days, if any, that any stop sale order issued by Diamond was in effect prior to such scheduled expiration date.
(iii) [***]. Effective on [***], Section 1.02 of the Agreement shall be amended hereby to add the following new paragraphs at the end of such Section:
For the period beginning on [***].

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(iv) Adjustment to Prepayments [***]. Effective on [***], Section 3.04 of the Agreement shall be amended hereby to add the following new Section 3.04(iv)(F):
3.04(iv)(F) Notwithstanding any provision of the Agreement to the contrary, if Diamond elects not to renew this Agreement with respect to [***] pursuant to Section 6.01 (a “Non-renewal”), then, unless and until either party elects not to renew this Agreement with respect to [***], the Minimum Prepayment for each Contract Year following such Non-renewal and any applicable extension shall be in an amount equal to [***].
(v) USDA Shut Down Event. Effective on [***], the Agreement shall be amended hereby to add the following new Section 3.09:
3.09 USDA Shut Down Event Reimbursements. If at any time following [***], Diamond’s manufacturing facility is shut down and Diamond is unable to supply [***] to Distributor for a period exceeding one hundred twenty (120) consecutive days as a result of a USDA Shut Down Event, then Diamond shall reimburse to Distributor [***]
[***]
Any such refund shall be made in twenty-four (24) equal monthly installments beginning on the first day of the calendar month following the six (6)-month anniversary of the Shut Down Event and continuing on the first day of each calendar month thereafter until the applicable amount is paid in full. However, Distributor may elect by written notice to Diamond within one hundred fifty (150) days after the Shut Down Event, in its sole discretion, to have any such applicable refund credited to [***].
4. Confidentiality of Fifth Amendment. Notwithstanding any provision of the Agreement to the contrary, this Fifth Amendment shall be publicly available information for SEC filing, press release and other discussion purposes; provided, the parties shall agree to a draft of this Fifth Amendment (the “Redacted Version”) including highlighted items which shall be redacted from any initial SEC filings and shall be deemed Confidential Information under Section 13.05 of the Agreement. If the parties do not mutually agree on the Redacted Version within thirty (30) days after the Effective Date, this Fifth Amendment shall be null and void.
5. Captions. The captions set forth in this Fifth Amendment are for convenience only and shall not be used in any way to construe or interpret this Fifth Amendment, the Agreement, or the Research and Development Agreement.

6. Effect of Amendment. This Fifth Amendment is hereby incorporated by reference into the Agreement as if fully set forth therein, the Agreement as amended by this Fifth Amendment shall continue in full force and effect following execution and delivery hereof, and references to the term “Agreement” shall include this Fifth Amendment. In the event of any conflict between the terms and conditions of the Original Agreement, First Amendment, Second Amendment, Third Amendment or Fourth Amendment and this Fifth Amendment, the terms and conditions of this Fifth Amendment shall control.
IN WITNESS WHEREOF, the parties have caused this Fifth Amendment be executed by their duly authorized representatives as of the date first written above.

DIAMOND ANIMAL HEALTH, INC.
By:	/s/ Michael J. McGinley
Its: Vice President

AGRI LABORATORIES, LTD.
By:	/s/ Steve Schram
Its: CEO/President

[***] — Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.
Schedule I
[***]

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Schedule II
Agri Distributors
AGRILABS Distributors
Company
Animal Medic, Inc.
Fuller Supply Co., Inc.
IVESCO, LLC.
Jeffers Inc.
Lextron
[***]
Michigan Veterinary Farm Supply
MWI Veterinary Supply Co
[***]
Northwest Vet Supply, Inc.
Professional Vet Products
Robert J. Matthews Co.
Southern Livestock Supply Co., Inc.
United Pharmacal Co., Inc.
Valley Vet Supply
Veterinary & Poultry Supply, Inc.
Walco International, Inc.
[***]
West Plains Vet Supply of Springfield
West Plains Vet Supply
Butler Animal Health
Veterinary Services, Inc.
Micro Beef Technologies
Universal
[***]
[***]

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Exhibit A

HESKA - DIAMOND
ANIMAL HEALTH [***]
LEAD TIME
Product/Size	DAH Item Number	[***] PRICE LIST
Titanium 3 (50ds)	[***]	[***]
Titanium 3 (10ds)	[***]	[***]
Titanium 5 (50ds)	[***]	[***]
Titanium 5 (10ds)	[***]	[***]
Titanium 5 L5 (5ds)	[***]	[***]
Titanium 5 L5 (10ds)	[***]	[***]
Titanium 5 L5 (50ds)	[***]	[***]
Titanium BRSV 3 (50ds)	[***]	[***]
Titanium IBR (50ds)	[***]	[***]
Titanium IBR (10ds)	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
[***]	[***]	[***]
Master Guard 10 (10ds)	[***]	[***]
MasterGuard 10 (25ds)	[***]	[***]
MasterGuard 5 (25ds)	[***]	[***]
MasterGuard Preg 5 (25ds)[1]	[***]	[***]
[***]	[***]	[***]

[1]	The MasterGuard Preg 5 (25ds) [***], DAH Item Numbers [***].
Batch Size — Minimum Order Qty
[***]
[***]
NOTE: DATING
[***]

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Exhibit B
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